SCHEDULE 14C INFORMATION

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GuideStone Funds

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GUIDESTONE FUNDS

Low-Duration Bond Fund and Value Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

May 15, 2020

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Low- Duration Bond Fund (the "LDBF") and the Value Equity Fund (the "VEF"), each a series of GuideStone Funds (the "Trust").

The Board of Trustees of the Trust (the "Board") has approved an amendment to the sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM") to allow for the utilization of affiliates and persons employed by affiliates (including foreign affiliates) to provide, or assist in providing, discretionary or non-discretionary investment management services to the LDBF portfolio account. There has been no change to the LDBF's investment objective, principal investment strategies or principal investment risks as a result of the amendment to the sub-advisory agreement. In addition, the overall management and advisory fees paid by the LDBF have not increased as a result of the amendment to the sub-advisory agreement.

The Board also approved the appointment of a new sub-adviser, The London Company of Virginia, LLC (the "London Company"), to manage a portion of the VEF. There has been no change to the VEF's investment objective, principal investment strategies or principal investment risks, but the overall management and advisory fees of the VEF increased by approximately 0.01% (one basis point) as a result of the appointment of the London Company.

Pursuant to an exemptive order received by the Trust, which is discussed below, the amendment to the sub-advisory agreement with BFM and the appointment of the London Company did not require a shareholder vote.

GuideStone Capital Management, LLC, the investment adviser to the LDBF and the VEF, expects that the amendment to the sub-advisory agreement with BFM and the appointment of the London Company will enhance the investment services provided to, and improve the return potential of, the LDBF and the VEF, respectively.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones John R. Jones President

GUIDESTONE FUNDS

Low-Duration Bond Fund and Value Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

May 15, 2020

This document is an Information Statement for shareholders of each of the above-listed series (each, a "Fund" and together, the "Funds") of GuideStone Funds (the "Trust"). GuideStone Capital Management, LLC (the "Adviser") serves as the investment adviser to each Fund and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds' principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. The Northern Trust Company serves as the Funds' administrator and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about May 15, 2020, to the shareholders of record of the Funds as of May 1, 2020 (the "Record Date").

As described in the Funds' prospectus, the assets of the Funds are allocated among multiple sub- advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") to permit the Adviser, subject to the approval of the Board of Trustees of the Trust (the "Board"), to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub- adviser's appointment. This Information Statement provides such notice of the Board's approval of an amendment to the sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM") on behalf of the Low-Duration Bond Fund (the "LDBF"), and approval of a new sub-advisory agreement with The London Company of Virginia, LLC (the "London Company") on behalf of the Value Equity Fund (the "VEF").

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust's annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 17,393,090.581shares of the Investor Class of the LDBF, 53,494,847.488 shares of the Institutional Class of the LDBF, 19,228,271.715 shares of the Investor Class of the VEF and 46,745,913.955 shares of the Institutional Class of the VEF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of each Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.Low-Duration Bond Fund: Approval of an Amendment to the Sub-Advisory Agreement of BlackRock Financial Management, Inc.

A. Overview

On February 28, 2020, the Board voted to approve an amendment to the sub-advisory agreement with BFM, a current sub-adviser to the LDBF. The sub-advisory agreement has been amended to allow BFM to utilize affiliates and persons employed by affiliates (including foreign affiliates) to provide, or assist in providing, discretionary or non-discretionary investment management services to the LDBF portfolio account. The amendment to the sub-advisory agreement was effective on March 1, 2020. The investment objective, principal investment strategies, principal investment risks and the overall management and advisory fees of the LDBF have not changed as a result of the amendment to the sub-advisory agreement. Shareholder approval was not necessary for the amendment to the sub-advisory agreement pursuant to an exemptive order from the SEC.

B. Appointment

At a regular, in-person meeting held on February 27-28, 2020, the Board, including the Trustees who are not "interested persons" (as the term "interested person" is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, the Adviser, BFM or the Trust's principal underwriter ("Independent Trustees"), considered and unanimously approved the amendment to the sub- advisory agreement among the Trust, the Adviser and BFM (the "BFM Amendment"). The BFM Amendment became effective on March 1, 2020. In addition to BFM, Pacific Investment Management Company LLC, Parametric Portfolio Associates LLC ("Parametric") and Payden & Rygel, current sub-advisers to the LDBF, will continue to provide sub-advisory services with respect to their allocated portions of the LDBF.

The Adviser's recommendation to amend the sub-advisory agreement was based on BFM's desire to enhance the efficiency and effectiveness of its investment management process. The Adviser concurs with BFM that its ability to utilize its affiliates and persons employed by affiliates for investment management services under the BFM Amendment is in the best interests of the LDBF and its shareholders.

C. Board Considerations

In making its determination to approve the BFM Amendment, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by BFM (including through affiliates and persons employed by affiliates (including foreign affiliates) of BFM) and the fees charged by BFM for its services. The Board also reviewed presentations by the Adviser regarding the process it used to recommend the approval of the BFM Amendment.

The Board considered the fees to be paid to BFM in light of the nature, extent and quality of the services to be provided, noting that there were no proposed changes to the sub-advisory fees paid to BFM as a result of the BFM Amendment. The Board noted that the LDBF's overall management and advisory fee would remain the same. The Board also noted that the sub-advisory agreement was being amended to allow for BFM to have a United Kingdom-based affiliate, BlackRock International Ltd ("BIL"), oversee investments in Euro- denominated asset-backed securities, which will enhance the efficiency and effectiveness of BFM's investment management process. The Board further noted that BFM would continue to retain ultimate responsibility for the management of the LDBF account, including portfolio investment decisions. The Board also took into account that the Adviser's recommendation to approve the BFM Amendment was based on the Adviser's view that BFM's ability to utilize affiliates and employees of affiliates (including foreign affiliates such as BIL) to provide discretionary and non-discretionary investment management services under the BFM Amendment is in the best interests of LDBF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that BFM would provide services that are appropriate in scope and that the fees to be paid to BFM by the LDBF would be fair and reasonable in light of the nature, extent and quality of services to be provided by BFM. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of BFM. In addition, since January 1, 2019, the beginning of the Trust's prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which BFM, any parent or subsidiary of BFM or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding BFM. Founded in 1994, BFM is an indirect wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), a premier provider of global investment management and risk management products with approximately $7.4 trillion in AUM as of December 31, 2019. The LDBF portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to- day responsibility: Thomas F. Musmanno, CFA, and Scott MacLellan, CFA. Messrs. Musmanno and MacLellan have each been employed by BFM for more than five years. More information about BFM is provided in Appendix B.

Comparison of the Management Fees. The overall management and advisory fees paid by the LDBF did not change as a result of the approval of the BFM Amendment compared to the overall management and advisory fees paid by the LDBF prior to the effective date of the BFM Amendment. The LDBF, and not the Adviser, pays the sub-advisory fees to BFM directly; therefore, the BFM Amendment is not expected to affect the Adviser's profitability with respect to the LDBF.

Prior to the effectiveness of the BFM Amendment, the Institutional Class and Investor Class of the LDBF each paid overall management and advisory fees of 0.30% of average daily net assets for the fiscal year ended December 31, 2019. For the fiscal year ended December 31, 2019, the actual advisory fees paid by the LDBF to the Adviser and the sub-advisers to the LDBF were $1,054,390 (0.11%) and $1,786,436 (0.19%), respectively.

Description of the BFM Amendment. The BFM Amendment became effective on March 1, 2020. This description of the BFM Amendment is qualified in its entirety by the form of the BFM Amendment, which is included in Appendix C. The BFM Amendment is an amendment to Section 3 of the existing sub-advisory agreement, dated September 13, 2005, among the Trust, the Adviser and BFM on behalf of the LDBF. The BFM Amendment enables BFM to use affiliates and persons employed by affiliates (including foreign affiliates) to provide, or assist in providing, discretionary or non-discretionary investment management services to the LDBF. No other terms or conditions of the existing sub-advisory agreement changed as a result of the BFM Amendment.

II.Value Equity Fund: Appointment of The London Company of Virginia, LLC as Sub-Adviser

A. Overview

On February 28, 2020, the Board voted to approve the selection of a new sub-adviser, the London Company, to manage a portion of the VEF. The London Company began serving as sub-adviser to the VEF on March 16, 2020. The VEF's investment objective, principal investment strategies and principal investment risks have not changed as a result of the appointment of the London Company. The overall management and advisory fees of the VEF increased by approximately 0.01% (one basis point) as a result of the appointment of the London Company; however, the overall management and advisory fees did not increase more than the overall management and advisory fees last approved by shareholders. As such, shareholder approval was not necessary to approve the appointment of the London Company pursuant to an exemptive order from the SEC.

B. Appointment

At a regular, in-person meeting held on February 27-28, 2020, the Board, including the Independent Trustees, considered and unanimously approved the Adviser's proposal to appoint the London Company as a sub-adviser to manage a portion of the VEF's portfolio pursuant to a sub-advisory agreement among the Trust, the Adviser and the London Company (the "London Company Agreement"). The London Company began serving as sub- adviser to the VEF on March 16, 2020. In addition to the London Company, American Century Investment Management, Inc. ("American Century"), Legal & General Investment Management America, Inc. ("LGIMA"), TCW Investment Management Company LLC ("TCW"), Parametric and Barrow, Hanley, Mewhinney & Strauss, LLC ("BHMS"), current sub-advisers to the VEF, will continue to provide sub-advisory services with respect to their allocated portions of the VEF. As a result of the appointment of the London Company, the VEF sub-adviser target allocations were modified. Assets to be allocated to the London Company included VEF assets previously managed by AJO, LP, a previously terminated sub-adviser to the VEF, and a portion of the VEF assets allocated to American Century.

The Adviser's recommendation to hire the London Company was based on its analysis of the VEF's investment objective and the structure of the VEF's sub-adviser composite. The Adviser's recommendation was intended to benefit the VEF based on the following goals: providing a consistently less volatile strategy that may outperform the benchmark index in most down equity markets, increasing the VEF's probability of producing superior risk-adjusted returns and offering greater downside protection, and further diversifying the VEF's potential for uncorrelated excess returns.

C. Board Considerations

In making its determination to approve the London Company's selection as a sub-adviser to the VEF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by the London Company; the composite performance history of the London Company strategy; the fees charged by the London Company for its services; and information regarding the London Company's ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the London Company's services. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to the London Company's stated fee schedule.

Because this engagement with the London Company for sub-advisory services for the VEF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that the London Company did provide an estimate of profitability for providing its services to the VEF, which was based on an average profitability of all accounts firmwide. The Trustees considered the Adviser's assessment of the London Company's financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the London Company, believed that the London Company was financially sound.

The Board considered the fees to be paid to the London Company under the London Company Agreement, as well as the overall fee structure under the London Company Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the VEF's overall management and advisory fee would increase by 0.01% (one basis point) to 0.59% but that the fee was still below the overall management and advisory fees payable by the VEF that had last been approved by the majority shareholder of the VEF. The Board also noted that the VEF, and not the Adviser, would pay fees to the London Company directly, and that, as a result, the appointment of the London Company would not be expected to affect the Adviser's profitability with respect to the VEF.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by the London Company and its affiliates as a result of its arrangements with the VEF. The Board concluded that any potential benefits to be derived by the London Company included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board noted the Adviser's representation that the London Company would be comfortable managing the strategy in accordance with the VEF's FBI policy.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the London Company's Income Equity Strategy (the "London Company Strategy"), the strategy to be used by the London Company to manage the London Company's allocated portion of the VEF. The Board noted the London Company Strategy generated 1.64% of outperformance (annualized) relative to its benchmark index, Russell 1000® Value Index, over the last five-year period ended December 31, 2019. The Board further noted that the London Company Strategy outperformed the benchmark for the year-to-date, one- three-, five- and seven-year and analysis periods ended December 31, 2019.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the London Company would provide investment management services that are appropriate in scope and that the fees to be paid to the London Company by the VEF under the London Company Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of the London Company. In addition, since January 1, 2019, the beginning of the Trust's prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which the London Company, any parent or subsidiary of the London Company or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding the London Company. The London Company, a registered investment adviser founded in 1994, is majority employee owned and is focused on managing primarily domestic equities with a conservative, long term orientation. As of December 31, 2019, the London Company had approximately $10.3 billion in AUM. The London Company uses a team approach to manage an assigned portion of the VEF. The team includes Stephen M. Goddard, CFA, Founder, Chief Investment Officer and Lead Portfolio Manager, Jonathan T. Moody, CFA, Principal and Portfolio Manager, J. Brian Campbell, CFA, Principal and Portfolio Manager, Samuel D. Hutchings, CFA, Principal and Portfolio Manager, and Mark E. DeVaul, CFA, CPA, Principal and Portfolio Manager. Mr. Goddard founded the firm in 1994, and Messrs. Moody, Campbell and DeVaul have been with the London Company for more than five years. Mr. Hutchings joined the London Company in 2015, and prior to that, he was a Senior Consultant for FactSet Research Systems and a Research Associate at Eaton Vance Investment Managers. More information about the London Company is provided in Appendix D.

Comparison of the Management Fees. The overall management and advisory fees paid by the VEF increased by 0.01% (one basis point), based on a restatement of fees for the current fiscal year, as a result of the appointment of the London Company compared to the overall management and advisory fees paid by the VEF prior to the effective date of the London Company Agreement. However, even with this increase to the overall management and advisory fees, the overall management and advisory fees of the VEF were lower than the overall management and advisory fees last approved by the majority shareholder of the VEF. As such, the appointment of the London Company did not require a shareholder vote. The VEF, and not the Adviser, pays the sub-advisory fees to the London Company directly; therefore, the appointment of the London Company is not expected to affect the Adviser's profitability with respect to the VEF.

Prior to the effectiveness of the London Company Agreement, the Institutional Class and Investor Class of the VEF each paid overall management and advisory fees of 0.58% of average daily net assets for the fiscal year ended December 31, 2019. For the fiscal year ended December 31, 2019, the actual overall management and advisory fees paid by the VEF to the Adviser and the sub-advisers to the VEF were $3,797,199 (0.33%) and $2,862,848 (0.25%), respectively. Upon the appointment of the London Company, the Institutional Class and Investor Class of the VEF will pay an aggregate management fee of approximately 0.59% of the VEF's average daily net assets. This increase reflects the fees payable to the London Company, as well as fees paid to the VEF's existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fee had been in effect for the fiscal year ended December 31, 2019, the VEF would have paid $6,837,417in overall management and advisory fees or a 2.82% increase of the overall management and advisory fees actually paid that year. The actual amount of the overall management and fees paid by the VEF will vary, depending on the allocation of the VEF's assets to its sub-advisers.

The following tables show the VEF's annual expenses (1) based on actual expenses incurred during the VEF's fiscal year ended December 31, 2019; and (2) on a pro forma basis as if the London Company Agreement has been in effect during 2019. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor
	Actual with	Pro Forma	Actual with	Pro Forma
	Current	with Proposed	Current	with Proposed
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee
Management fee	0.58%	0.59%	0.58%	0.59%
Other expenses	0.04%	0.04%	0.31%	0.31%
Total annual Fund
operating expenses	0.62%	0.63%	0.89%	0.90%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with	Pro Forma	Actual with	Pro Forma
	Current	with Proposed	Current	with Proposed
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee
1 Year	$63	$64	$91	$92
3 Years	$199	$202	$284	$287
5 Years	$346	$351	$493	$498
10 Years	$774	$786	$1,096	$1,108

Description of the London Company Agreement. The London Company Agreement became effective on March 10, 2020, and the London Company began providing services to the VEF on March 16, 2020. This description of the London Company Agreement is qualified in its entirety by the London Company Agreement, which is included in Appendix E. The terms of the London Company Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the VEF's other sub- advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification, commodity matters and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and information regarding class action claims and obligations with respect to compliance matters.

The London Company Agreement will continue in effect for an initial term of two years. Thereafter, the London Company Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the VEF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the London Company Agreement, the London Company will manage the assets of the VEF that are allocated to the London Company by the Adviser. The London Company has discretion pursuant to the London Company Agreement to purchase and sell securities for its allocated segment of the VEF's assets in accordance with the VEF's objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to the London Company. Although the London Company is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The London Company Agreement recognizes that the London Company may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The London Company Agreement also provides that the London Company will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the London Company effects on behalf of the VEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the VEF's performance with respect to the London Company's investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that the London Company normally makes available to its institutional investors or other customers.

The London Company Agreement does not protect the London Company against liability to the VEF or the VEF's shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the London Company Agreement. The London Company Agreement will terminate automatically with respect to the VEF upon assignment or upon the termination of the VEF's Advisory Agreement with the Adviser. The London Company Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the VEF on sixty (60) days' written notice to the London Company; (2) by the Adviser, immediately upon written notice to the London Company; and (3) by the London Company on ninety

(90)days' written notice to the VEF and the Adviser .

III. Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund's sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund's sub-advisers. For the fiscal year ended December 31, 2019, neither the LDBF nor the VEF engaged in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for "street name" accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Information Statement (the "Materials"), unless the Trust or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Trust will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe Matthew A. Wolfe Chief Compliance Officer,

Chief Legal Officer and Secretary

May 15, 2020

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

		Number and Percentage of
		Shares Beneficially Owned as
		of
		May 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Low-Duration Bond Fund	GuideStone Church Retirement Plan	8,590,833.822	49%
Investor Class	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	3,691,047.751	21%
Investor Class	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	1,102,671.821	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas TX 75381-9109
Value Equity Fund	GuideStone Church Retirement Plan	11,949,773.684	62%
Investor Class	PO Box 819109
	Dallas TX 75381-9109
Value Equity Fund	GuideStone 403(b)(9) Employer Plan	4,081,378.472	21%
Investor Class	PO Box 819109
	Dallas TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	1,033,275.162	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	17,636,689.354	33%
Institutional Class	Conservative Allocation Fund
	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	7,002,555.476	13%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	6,872,761.040	13%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	6,230,255.231	12%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas TX 75381-9109
Low-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	2,716,676.426	5%
Institutional Class	PO Box 819109
	Dallas TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	15,597,014.609	33%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas TX 75381-9109
	A-1

		Number and Percentage of
		Shares Beneficially Owned as
		of
		May 1, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Value Equity Fund	GuideStone Financial Resources	13,322,735.986	29%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	10,349,075.691	22%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas TX 75381-9109
Value Equity Fund	GuideStone 403(b)(9) Employer Plan	3,195,629.767	7%
Institutional Class	PO Box 819109
	Dallas TX 75381-9109

A-2

APPENDIX B

MORE INFORMATION ABOUT

BLACKROCK FINANCIAL MANAGEMENT, INC.

BlackRock Financial Management, Inc. ("BFM"), with principal offices at 55 East 52nd Street, New York, New York 10055, is an indirect wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), a premier provider of global investment management and risk management products. As of December 31, 2019, BlackRock and its affiliates, including BFM, had approximately $7.4 trillion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of BFM:

Name	Principal Occupation
Daniel R. Waltcher	Director
Gary S. Shedlin	Chief Financial Officer, Director
Robert L. Goldstein	Chief Operating Officer, Director
Laurence D. Fink	Chief Executive Officer
Robert S. Kapito	President
Charles C.S. Park	Chief Compliance Officer
Christopher J. Meade	General Counsel & Chief Legal Officer

The business address of each person listed above is the same as the address for BFM.

BFM does not serve as an investment adviser or sub-adviser to an investment company which has an investment objective similar to the firm's strategy within the Low-Duration Bond Fund.

B-1

APPENDIX C

AMENDMENT NO. 1 TO THE SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO THE SUB-ADVISORY AGREEMENT, dated as of March 1, 2020 (the "Amendment"), is made among GUIDESTONE FUNDS, a Delaware statutory trust ("Trust"), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas ("Adviser"), and BLACKROCK FINANCIAL MANAGEMENT, INC., a registered investment adviser organized under the laws of the State of Delaware ("Sub-Adviser").

WHEREAS, the Adviser, the Trust and the Sub-Adviser entered into a Sub-Advisory Agreement dated as of September 13, 2005, as amended (the "Agreement"), whereby the Adviser appointed the Sub-Adviser to provide investment advisory services to the Low-Duration Bond Fund (the "Fund"), a series of the Trust; and

WHEREAS, the Adviser, the Trust and the Sub-Adviser desire to amend the Agreement as set forth herein in accordance with Section 17 of the Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Section 3 of the Agreement shall be amended to add the following:

(i)The Sub-Adviser is permitted to use affiliates and persons employed by affiliates, including foreign affiliates, of the Sub-Adviser to provide, or assist in providing, discretionary or non-discretionary investment advisory services under the Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under the Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliate shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliate. To the extent the Sub-Adviser utilizes the services of an affiliate to provide, or assist in providing, discretionary investment advisory services under this

Section 3(i), it will provide the Adviser and the Fund with 30 days' advance written notice, which will include the identity of the affiliate and such other information reasonably requested by the Adviser or the Fund.

2.Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

4.This Amendment may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

[REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

C-1

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the day and year first written above.

GUIDESTONE FUNDS -
LOW-DURATION BOND FUND
5005 Lyndon B. Johnson Freeway
Suite 2200
Dallas, Texas 75244
Attest
By:___________________________		By:___________________________________
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President
GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 Lyndon B. Johnson Freeway
Suite 2200
Dallas, Texas 75244
Attest
By:___________________________		By:___________________________________
Name:	Matt L. Peden	Name:	David S. Spika
Title:	Vice President and	Title:	President
Chief Investment Officer
BLACKROCK FINANCIAL
MANAGEMENT, INC.
55 East 52nd Street
New York, New York 10055
Attest
By:_____________________________	By: ___________________________
Name: ________________________	Name: _______________________
Title: _________________________	Title: ________________________

C-2

APPENDIX D

MORE INFORMATION ABOUT

THE LONDON COMPANY OF VIRGINIA, LLC

The London Company of Virginia, LLC (the "London Company"), with principal offices at 1800 Bayberry Ct, Richmond, Virginia 23226, is a majority employee owned investment management firm registered under the Investment Advisers Act of 1940, as amended. As of December 31, 2019, the London Company had approximately $10.3 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of the London Company:

Name	Principal Occupation
Stephen M. Goddard	Founder, Chairman and Chief Investment Officer
Jonathan T. Moody	Principal, Portfolio Manager
Andrew J. Wetzel	Chief Compliance Officer, Principal
Melissa A. Carlucci	Chief Operating Officer, Principal
Mae H. Debruin	Chief Financial Officer

The business address of each person listed above is the same as the address for the London Company.

The London Company serves as sub-adviser to one investment company which has an investment objective similar to the London Company strategy within the Value Equity Fund:

Approximate Net Assets
	as of March 31, 2020	Annual Investment
Fund	(in millions)	Advisory Fee

American Beacon The London Company	$928.7	0.40% on first $25 million;
Income Equity Fund		0.35% on next $225 million; and
0.30% over $250 million

D-1

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT ("Agreement") is made among GUIDESTONE FUNDS, a Delaware statutory trust ("Trust"), and GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas ("Adviser"), and THE LONDON COMPANY OF VIRGINIA, LLC, a registered investment adviser organized under the laws of the State of Delaware ("Sub-Adviser").

WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Value Equity Fund is a series of the Trust ("Fund"); and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust ("Board") and the Adviser desire that the Adviser retain the Sub- Adviser to render investment advisory services for the portion of the Fund's assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.Duties as Sub-Adviser.

(a)Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will:

(i)provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub- Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the

1940 Act, the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)In accordance with the Fund's investment policies described in the Registration Statement, the Sub- Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request.

In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)Except as permitted by law or an exemptive order or rule of the SEC, and the Trust's policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers

Act, the 1934 Act, the Commodity Exchange Act, as amended ("CEA"), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators.

(g)All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all assets due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)The Adviser hereby acknowledges that the Sub-Adviser is not responsible for pricing portfolio securities for purposes of calculating the Fund's net asset value. Notwithstanding the foregoing, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will timely assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)As reasonably requested by the Trust on behalf of the Trust's officers and in accordance with the scope of the Sub-Adviser's obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund

Account and the Sub-Adviser's provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust's compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub- Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder, it is in compliance with all applicable "federal securities laws", as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust's compliance controls; (c) upon request and reasonable prior notice, provide the Trust's chief compliance officer with direct access to its chief compliance officer (or his/her designee); and (d) upon request, provide the Trust's chief compliance officer with periodic reports.

(l)The Sub-Adviser is permitted to use persons employed by an "affiliated person" (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an "associated person" of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary investment advisory services under the Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. In addition, Sub-Adviser is permitted to use affiliates and employees of such affiliates, to assist in providing non-discretionary investment advisory services. The Sub-Adviser will be responsible under the Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub- Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to a participating affiliate shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such participating affiliate. To the extent the Sub-Adviser utilizes the services of a participating affiliate under this Section 3(l), it will provide the Adviser and the Fund with 30 days' written notice, which will include the identity of the participating affiliate and such other information reasonably requested by the Adviser or the Fund.

(m)The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall use best efforts to promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held by the Fund Account.

4.Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), applicable to regulated investment companies; (iii) the CEA; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws,

Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.Proxies. Unless the Adviser gives written instructions to the contrary, the Sub-Adviser shall have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser's obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as practicable (i) any proposed update of such policies and procedures; and (ii) such other information as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. The Sub-Adviser agrees that if it enters into another agreement for a substantially identical investment strategy with respect to the same or a lower level of assets as the Fund Account for which the compensation to the Sub-Adviser under such agreement is lower than the compensation paid by the Fund as set forth in Schedule B, it will notify the Trust and the Adviser of the lower fee. For the avoidance of doubt, this notification refers to accounts with comparable service level and vehicle.

8.Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.Indemnification.

(a)The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of duty or obligations hereunder.

(b)The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of duty or obligations hereunder.

(c)The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of duty or obligations hereunder.

(d)The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of duty or obligations hereunder.

(e)The indemnification in this Section 9 shall survive the termination of this Agreement.

10.Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act of 1933, as amended ("Securities Act").

(c)The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Trust's governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

11.Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any breach of this Agreement, if any representation under this Agreement becomes untrue or the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser's ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund as well as any non-routine contact from the SEC or other regulator. The Sub-Adviser further agrees to notify the Adviser or the Trust promptly if any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-

Adviser, its employees, officers, and agents ("Compliance Procedures") and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to, or could reasonably be expected to have an impact on, the Fund Account, the Fund, the Trust, the Adviser or the Sub- Adviser and any actions taken in response to issues or items raised by the SEC or other regulator.

(c)The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 204A- 1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser

(i)a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-

Adviser's code of ethics.

(d)The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage in an amount agreed upon from time to time by the Adviser and Sub-Adviser from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance. The Sub-Adviser shall provide written notice to the Adviser

(i)of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies.

(g)The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. For clarity purposes, the Sub-Adviser may identify itself as a client of the Fund during the term of this Agreement, which such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)The Sub-Adviser agrees to notify the Adviser, as soon as practicable, of errors, including trade errors, made by the Sub-Adviser in connection with its management of the Fund Account.

(j)The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures

Association ("NFA") relating to commodity trading advisors and is either appropriately registered with the CFTC and a member of the NFA or exempt or excluded from CFTC registration requirements.

13.Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory agency, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund's portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information, and that such persons comply with the confidentiality provisions of this Agreement. The provisions of this Section 14 shall survive any termination of this Agreement.

15.Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.Duration and Termination.

(a)Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or "interested persons" (as defined within the meaning of Section 2(a)(19) of the

1940 Act)of any party to this Agreement, and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Sub-Adviser.

(c)This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)This Agreement shall terminate automatically in the event of its assignment by the Sub-Adviser, or upon the termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days' written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub- Adviser to the Fund and the Adviser arising prior to termination.

17.Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved

(i)by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub- Adviser and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser's services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

19.Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

20.Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

21.Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

22.No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

23.Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

24.Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

25.Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub- Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of Melissa Carlucci.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of March 4, 2020.1

GUIDESTONE FUNDS –

VALUE EQUITY FUND

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244

Attest
By:___________________________		By:____________________________________
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244

Attest
By:___________________________		By:____________________________________
Name:	Matt L. Peden	Name:	David S. Spika
Title:	Vice President and	Title:	President
Chief Investment Officer

THE LONDON COMPANY OF VIRGINIA, LLC

1800 Bayberry Court

Suite 301

Richmond, Virginia 23226

Attest
By: _____________________________		By: _________________________________
Name:	________________________	Name:	___________________________
Title:	________________________	Title:	___________________________

1Original Agreement dated March 4, 2020.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE MARCH 4, 2020

Monthly

1.Transaction and valuation reports, including investment performance.

2.Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts' portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts' portfolio.

3.Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.GuideStone Funds Compliance Checklist.

2.Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser's Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.Commission recapture report.

4.All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.Attribution analysis report.

7.Liquidity information requested by the Adviser to comply with Rule 22e-4 under the 1940 Act.

8.Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.Report on notice of regulatory examinations and copies of any exam reports.

10.An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser's policies or code of ethics.

2.Updated proxy voting policy.

3.Current code of ethics and Rule 17j-1 certification paragraph.

4.Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.

6.Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.

7.Certification with respect to the Fund Account that the Sub-Adviser's provision of portfolio management services is in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics.

2.Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition, the risk management program or key personnel staffing of the Sub-Adviser.

4.Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.

5.Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser's investment outlook, investment strategy and/or Fund Account structure.

6.Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.

7.Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.

9.Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser's management of the Fund Account.

10.Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser's code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds ("Trust"), GuideStone Capital Management, LLC ("Adviser") and The London Company of Virginia, LLC, ("Sub-Adviser") relating to the Value Equity Fund ("Fund"), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund's assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature
David S. Spika	President	_____________________
Matt L. Peden	Vice President and	_____________________
Chief Investment Officer
Patrick Pattison	Vice President and Treasurer	_____________________
Melanie Childers	Vice President – Fund Operations	_____________________
Matthew A. Wolfe	Secretary	_____________________
Ronald W. Bass	Chief Compliance Officer	_____________________